SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 17, 2003

V. I. TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(617) 926-1551

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press Release of V.I. Technologies, Inc. dated November 17, 2003

99.2	Press Release of V.I. Technologies, Inc. dated November 17, 2003.

ITEM 12.     DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 17, 2003, V. I. Technologies, Inc. (“Vitex”) announced its financial results for the third quarter of fiscal 2003 ended September 27, 2003. A copy of the Vitex press release dated November 17, 2003 is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 5.     OTHER ITEMS

In addition, on November 17, 2003, Vitex announced that it received a recommendation on that date from an independent Data Safety Monitoring Committee (“DSMC”) to halt enrollment in its Phase III chronic trial of the INACTINE™ Pathogen Reduction System for red blood cells. The Company is now evaluating the recommendation of the DSMC. New patients will not be enrolled in the chronic trial until this assessment is completed and both the DSMC and the FDA concur that the trial should move forward. A copy of the Vitex press release dated November 17, 2003 is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V. I. TECHNOLOGIES, INC.

Dated: November 19, 2003	By:	/s/ THOMAS T. HIGGINS

Thomas T. Higgins, Chief Financial Officer and Executive Vice President, Operations

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of V.I. Technologies, Inc. dated November 17, 2003.
99.2	Press Release of V.I. Technologies, Inc. dated November 17, 2003.